Cover Page                                                                497(c)

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The Equitable Life Assurance Society
of the United States
SUPPLEMENT DATED DECEMBER 31, 2000
TO THE ACCUMULATOR PLUS PROSPECTUS
DATED MAY 1, 2000
--------------------------------------------------------------------------------

This supplement modifies certain information in the above-referenced prospectus, as supplemented to date (together, the "Prospectus"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.


1. THE FOLLOWING IS INSERTED AS THE SECOND TO THE LAST SENTENCE UNDER "CREDIT" ON PAGE 8 OF THE PROSPECTUS:

For applications dated March 19, 2001 or later, the amount of the credit may be up to 6% of each contribution, depending on certain factors.


2. THE FOLLOWING IS INSERTED AS THE LAST PARAGRAPH OF THE THIRD BULLET UNDER "FEES AND CHARGES" ON PAGE 9 OF THE PROSPECTUS:

For applications dated March 19, 2001 or later, this charge will be deducted for the first eight contract years following a contribution. For these contracts, the charge is 8% during the first two contract years following a contribution and declines by 1% each year in the third to eighth contract year following a contribution. For these contracts, there is no withdrawal charge in the ninth and later contract years following a contribution.


3. THE FOLLOWING IS INSERTED AS A FOOTNOTE TO THE WITHDRAWAL CHARGE SCHEDULE, YEAR 9 ON PAGES 10 AND 33 OF THE PROSPECTUS:

**For applications dated March 19, 2001 or later this is equal to 0.00%.


4. THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER "CREDITS" ON PAGE 21 OF THE PROSPECTUS.

For applications dated March 19, 2001 or later, the amount of the credit will be 4%, 5%, or 6% of each contribution based on the following breakpoints and rules:



   First year total contributions*      Credit percentage applied to
            breakpoints                       Contributions
  Less than $250,000                               4%
  $250,000-$999,999.99                             5%
  $1 million or more                               6%

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*    "First year total contributions" means your total contributions made in the first contract year.


The percentage of the credit is based on your first year total contributions. This credit percentage will be credited to each contribution made in the first year (after adjustment as described below), as well as the second and later contract years. Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

o Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make a sufficient level of contributions to meet one of the breakpoints during the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least 50% of the Expected First Year Contribution Amount your credit percentage will be as follows:



IM-99-12 Supp (3/00)                                Cat. No. 129191
X00059

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     o    For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

     o For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that a higher credit percentage would apply, we will increase the credit percentage applied to that contribution as well as any prior or subsequent contributions made in the first contract year accordingly.

o    No indication of intent:

     o For your initial contribution we will apply the credit percentage based upon the above table.

     o For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution as well as any prior or subsequent contributions made in the first contract year accordingly.

We may recover all of the Credit or a portion of the Credit (referred to as the "excess Credit") in the following situations:

o If you exercise your right to cancel the contract we will recover the entire Credit made to your contract (see "Your right to cancel within a certain number of days" below).(1)

o If you start receiving annuity payments within three years of making any contribution, we will recover the Credit that applies to any contribution made within the prior three years.(2)

o If at the end of the first contract year your first year total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any excess Credit.(3) The excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount and the credit that should have been applied based on first year total contributions.

We will recover any Credit on a pro rata basis from the value in your variable investment options.






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(1) We have applied to the Securities and Exchange Commission ("SEC") for an
    amendment to our exemptive order that would enable us to recover the amount of any credit above 5% applied to contracts that are cancelled during this period. Until we receive such relief, we will return, upon cancellation, the amount you would have received had there been no credit above 5%. This means that except in states where we are required by law to return the amount of your contributions, the amount we return will reflect any investment gain or loss in the variable investment options associated with your contributions, will include any charges deducted that reduced the contract value prior to cancellation, and will reflect any investment gain on the credit but will not include any investment loss associated with the amount of the credit above 5%. If and when we receive the amendment to our exemptive order, the amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.

(2) We may currently recover up to 5% of contributions that we have credited. We have applied to the SEC for an amendment to our exemptive order that would allow us to recover up to 6% of contributions that we have credited. We will only recover these extra amounts if and when the SEC permits us to do so.

(3) We have applied to the SEC for an amendment to our exemptive order that would permit us to recover in these circumstances. We will only recover in these circumstances if and when the SEC permits us to do so.